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                                                                    EXHIBIT 23.1

                    CONSENT OF LUND KOEHLER COX & ARKEMA LLP






                       CONSENT OF INDEPENDENT ACCOUNTANTS


As independent public accountants, we hereby consent to the incorporation by reference in the Registration Statement on Form S-8 (No. 333-05027) of Reality Interactive, Inc. of our report dated March 6, 2000 appearing in this Form 10-KSB.




/S/  Lund Koehler Cox and Arkema LLP
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Lund Koehler Cox and Arkema LLP
Minneapolis, Minnesota
March 29, 2000